                                                                 EXHIBIT (e)(4)

SERVICE REQUEST

PLATINUM

Investor(R) PLUS

AIG AMERICAN GENERAL LIFE

PLATINUM INVESTOR PLUS -- FIXED OPTION

  .   Division 301--AGL Declared Fixed Interest Account

PLATINUM INVESTOR PLUS -- VARIABLE DIVISIONS

AIM Variable Insurance Funds

  .   Division 316 - AIM V.I. International Growth

  .   Division 372 - AIM V.I. Core Equity

The Alger American Fund

  .   Division 368 - Alger American Leveraged AllCap

  .   Division 367 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

  .   Division 318 - VP Value

Credit Suisse Trust

  .   Division 356 - Small Cap Growth

Dreyfus Investment Portfolios

  .   Division 329 - MidCap Stock

Dreyfus Variable Investment Fund

  .   Division 328 - Developing Leaders

  .   Division 327 - Quality Bond

Fidelity Variable Insurance Products

  .   Division 333 - VIP Asset Manager

  .   Division 332 - VIP Contrafund

  .   Division 330 - VIP Equity-Income

  .   Division 373 - VIP Freedom 2020

  .   Division 374 - VIP Freedom 2025

  .   Division 375 - VIP Freedom 2030

  .   Division 331 - VIP Growth

  .   Division 362 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

  .   Division 359 - Franklin Templeton Foreign Securities

  .   Division 358 - Franklin Templeton Mutual Shares Securities

  .   Division 363 - Franklin Templeton Small Cap Value Securities

  .   Division 357 - Franklin Templeton U.S. Government

Goldman Sachs Variable Insurance Trust

  .   Division 369 - Goldman Sachs Capital Growth

Janus Aspen Series

  .   Division 334 - International Growth

  .   Division 336 - Mid Cap Growth

  .   Division 335 - Worldwide Growth

J.P. Morgan Series Trust II

  .   Division 366 - JPMorgan Mid Cap Value

  .   Division 337 - JPMorgan Small Company

MFS Variable Insurance Trust

  .   Division 340 - MFS Capital Opportunities

  .   Division 338 - MFS Emerging Growth

  .   Division 341 - MFS New Discovery

  .   Division 339 - MFS Research

Neuberger Berman Advisers Management Trust

  .   Division 342 - Mid-Cap Growth

Oppenheimer Variable Account Funds

  .   Division 364 - Oppenheimer Balanced

  .   Division 365 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

  .   Division 377 - PIMCO CommodityRealReturn Strategy

  .   Division 344 - PIMCO Real Return

  .   Division 343 - PIMCO Short-Term

  .   Division 345 - PIMCO Total Return

Pioneer Variable Contracts Trust

  .   Division 370 - Fund VCT

  .   Division 371 - Growth Opportunities VCT

  .   Division 376 - Mid Cap Value VCT

Putnam Variable Trust

  .   Division 346 - Putnam VT Diversified Income

  .   Division 347 - Putnam VT Growth and Income

  .   Division 348 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

  .   Division 361 - Aggressive Growth

  .   Division 360 - SunAmerica Balanced

The Universal Institutional Funds, Inc.

  .   Division 351 - Equity Growth

  .   Division 352 - High Yield

VALIC Company I

  .   Division 319 - International Equities

  .   Division 320 - Mid Cap Index

  .   Division 321- Money Market I

  .   Division 322 - Nasdaq-100 Index

  .   Division 325 - Science & Technology

  .   Division 324 - Small Cap Index

  .   Division 323 - Stock Index

Van Kampen Life Investment Trust

  .   Division 355 - Growth and Income

Vanguard Variable Insurance Fund

  .   Division 353 - High Yield Bond

  .   Division 354 - REIT Index

             [LOGO] AIG AMERICAN GENEREAL   Variable Universal Life
                                          Insurance Service Request

                                         Complete and return this request to:
                                           Variable Universal Life Operations
 American General Life Insurance
 Company ("AGL")                        PO Box 4880 . Houston, TX. 77210-4880
 A member company of American              (800) 340-2765 or Hearing Impaired
 International Group, Inc.                  (TDD) (888) 436-5258 . Fax: (713)
                                                                     620-6653

[_] POLICY IDENTIFICATION

COMPLETE THIS SECTION FOR ALL REQUESTS.

1. POLICY #: __________________ INSURED: ______________________________

ADDRESS: ____________________________________________ New Address (yes) (no)

Primary Owner (If other than an insured): ______________________________________

Address: ________________________________________________ New Address (yes) (no)

Primary Owner's S.S. No. or Tax l.D. No. __________________ Phone Number: ( )
____________ - __________________________

Joint Owner (If applicable): ______________________________________________

Address: __________________________________________ New Address (yes) (no)

[_] NAME CHANGE

Complete this section if the name of one of the Insured, Owner, Payor or Beneficiary has changed. (Please note, this does not change the Insured, Owner, Payor or Beneficiary designation).

2. Change Name Of: (Circle One) Insured Owner Payor Beneficiary

Change Name From: (First, Middle, Last)  Change Name To: (First, Middle, Last
_______________________________________  _____________________________________

Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)

[_] CHANGE IN ALLOCATION PERCENTAGES

Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

* These investment options are available only for owners whose policies were effective before 5/1/06.

** These investment options are available only for owners who had Accumulation
   Value invested in such fund or portfolio on 12/10/04.

***These investment options are not available for any purpose except to transfer Accumulation Value to other investment options.

3.

   INVESTMENT DIVISION                                    PREM %     DED %
   -------------------                                  ---------- ----------

   (301) AGL Declared Fixed Interest Account........... __________ __________

   AIM Variable Insurance Funds
   (316) AIM V.I. International Growth................. __________ __________
   (372) AIM V.I. Core Equity*......................... __________ __________

   The Alger American Fund
   (368) Alger American Leveraged AllCap............... __________ __________
   (367) Alger American MidCap Growth.................. __________ __________

   American Century Variable Portfolios, Inc.
   (318) VP Value...................................... __________ __________

   Credit Suisse Trust
   (356) Small Cap Growth.............................. __________ __________

   Dreyfus Investment Portfolios
   (329) MidCap Stock*................................. __________ __________

   Dreyfus Variable Investment Fund
   (328) Developing Leaders*........................... __________ __________
   (327) Quality Bond*................................. __________ __________

   Fidelity Variable Insurance Products
   (333) VIP Asset Manager............................. __________ __________
   (332) VIP Contrafund................................ __________ __________
   (330) VIP Equity-Income............................. __________ __________
   (373) VIP Freedom 2020.............................. __________ __________
   (374) VIP Freedom 2025.............................. __________ __________
   (375) VIP Freedom 2030.............................. __________ __________
   (331) VIP Growth.................................... __________ __________
   (362) VIP Mid Cap................................... __________ __________

   Franklin Templeton Variable Insurance Products Trust
   (359) FT Foreign Securities......................... __________ __________
   (358) FT Mutual Shares Securities................... __________ __________
   (363) FT Small Cap Value Securities................. __________ __________
   (357) FT U.S. Government............................ __________ __________

   Goldman Sachs Variable Insurance Trust
   (369) Goldman Sachs Capital Growth***...............     NA     __________

   Janus Aspen Series
   (334) International Growth.......................... __________ __________
   (336) Mid Cap Growth................................ __________ __________
   (335) Worldwide Growth*............................. __________ __________

   J.P. Morgan Series Trust II
   (366) JPMorgan Mid Cap Value***.....................     NA     __________
   (337) JPMorgan Small Company........................ __________ __________

   MFS Variable Insurance Trust
   (340) MFS Capital Opportunities*.................... __________ __________
   (338) MFS Emerging Growth*.......................... __________ __________
   (341) MFS New Discovery............................. __________ __________
   (339) MFS Research.................................. __________ __________

   Neuberger Berman Advisers Management Trust
   (342) Mid-Cap Growth................................ __________ __________
   Oppenheimer Variable Account Funds..................
   (364) Oppenheimer Balanced.......................... __________ __________
   (365) Oppenheimer Global Securities................. __________ __________

   PIMCO Variable Insurance Trust
   (377) PIMCO CommodityRealReturn Strategy............ __________ __________
   (344) PIMCO Real Return............................. __________ __________
   (343) PIMCO Short-Term.............................. __________ __________
   (345) PIMCO Total Return............................ __________ __________

   Pioneer Variable Contracts Trust
   (370) Fund VCT**.................................... __________ __________
   (371) Growth Opportunities VCT**.................... __________ __________
   (376) Mid Cap Value VCT............................. __________ __________

   Putnam Variable Trust
   (346) Putnam VT Diversified Income.................. __________ __________
   (347) Putnam VT Growth and Income*.................. __________ __________
   (348) Putnam VT Int'l Growth and Income............. __________ __________

   SunAmerica Series Trust
   (361) Aggressive Growth............................. __________ __________
   (360) SunAmerica Balanced........................... __________ __________

   The Universal Institutional Funds, Inc.
   (351) Equity Growth*................................ __________ __________
   (352) High Yield*................................... __________ __________

   VALIC Company I
   (319) International Equities........................ __________ __________
   (320) Mid Cap Index................................. __________ __________
   (321) Money Market I................................ __________ __________
   (322) Nasdaq-100 Index.............................. __________ __________
   (325) Science & Technology.......................... __________ __________
   (324) Small Cap Index............................... __________ __________
   (323) Stock Index................................... __________ __________

   Van Kampen Life Investment Trust
   (355) Growth and Income............................. __________ __________

   Vanguard Variable Insurance Fund
   (353) High Yield Bond............................... __________ __________
   (354) REIT Index.................................... __________ __________
   Other: ____________________......................... __________ __________

                                                              100%       100%

[_] MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

Use this section to change the billing frequency and/or method of premium payment. Note, however, that AGL will not bill you on a direct monthly basis. Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

4. Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly $______ Monthly (Bank Draft Only)

Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft

           (attach a Bank Draft Authorization Form and "Void" Check)

Start Date: ______/______/ ______

[_] LOST POLICY CERTIFICATE

Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to AGL must be submitted with this request.

5. I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST ______ DESTROYED ______ OTHER.

Unless I/we have directed cancellation of the policy, I/we request that a:

          ______ Certificate of Insurance at no charge

          ______ Full duplicate policy at a charge of $25

be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

[_] DOLLAR COST AVERAGING (DCA) ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE)

An amount can be systematically transferred from any one investment option and directed to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for DCA. Please refer to the prospectus for more information on the DCA option.

NOTE: DCA is not available if the Automatic Rebalancing option has been chosen.

* These investment options are available only for owners whose policies were effective before 5/1/06.

** These investment options are available only for owners who had Accumulation
   Value invested in such fund or portfolio on 12/10/04.

6. Day of the month for transfers ______ (Chose a day of the month between 1-28)

Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually

DCA to be made from the following investment option:
______________________________________________

Transfer: $____________________________ ($100 minimum, whole dollars only)

AIM Variable Insurance Funds
(316) AIM V.I. International Growth................. $ __________
(372) AIM V.I. Core Equity*......................... $ _________

The Alger American Fund
(368) Alger American Leveraged AllCap............... $__________
(367) Alger American MidCap Growth.................. $__________

American Century Variable Portfolios, Inc.
(318) VP Value...................................... $__________

Credit Suisse Trust
(356) Small Cap Growth.............................. $__________

Dreyfus Investment Portfolios
(329) MidCap Stock*................................. $__________

Dreyfus Variable Investment Fund
(328) Developing Leaders*........................... $__________
(327) Quality Bond*................................. $__________

Fidelity Variable Insurance Products
(333) VIP Asset Manager............................. $__________
(332) VIP Contrafund................................ $__________
(330) VIP Equity-Income............................. $__________
(373) VIP Freedom 2020.............................. $__________
(374) VIP Freedom 2025.............................. $__________
(375) VIP Freedom 2030.............................. $__________
(331) VIP Growth.................................... $__________
(362) VIP Mid Cap................................... $__________

Franklin Templeton Variable Insurance Products Trust
(359) FT Foreign Securities......................... $__________
(358) FT Mutual Shares Securities................... $__________
(363) FT Small Cap Value Securities................. $__________
(357) FT U.S. Government............................ $__________

Janus Aspen Series
(334) International Growth.......................... $__________
(336) Mid Cap Growth................................ $__________
(335) Worldwide Growth*............................. $__________
J.P. Morgan Series Trust II.........................
(337) JPMorgan Small Company........................ $__________

MFS Variable Insurance Trust
(340) MFS Capital Opportunities*.................... $__________
(338) MFS Emerging Growth*.......................... $__________
(341) MFS New Discovery............................. $__________
(339) MFS Research.................................. $__________

Neuberger Berman Advisers Management Trust
(342) Mid-Cap Growth................................ $__________

Oppenheimer Variable Account Funds
(364) Oppenheimer Balanced.......................... $__________
(365) Oppenheimer Global Securities................. $__________

PIMCO Variable Insurance Trust
(377) PIMCO CommodityRealReturn Strategy............ $__________
(344) PIMCO Real Return............................. $__________
(343) PIMCO Short-Term.............................. $__________
(345) PIMCO Total Return............................ $__________

Pioneer Variable Contracts Trust
(370) Fund VCT**.................................... $__________
(371) Growth Opportunities VCT**.................... $__________
(376) Mid Cap Value VCT............................. $__________

Putnam Variable Trust
(346) Putnam VT Diversified Income.................. $__________
(347) Putnam VT Growth and Income*.................. $__________
(348) Putnam VT Int'l Growth and Income............. $__________

SunAmerica Series Trust
(361) Aggressive Growth............................. $__________
(360) SunAmerica Balanced........................... $__________

The Universal Institutional Funds, Inc.
(351) Equity Growth*................................ $__________
(352) High Yield*................................... $__________

VALIC Company I
(319) International Equities........................ $__________
(320) Mid Cap Index................................. $__________
(321) Money Market 1................................ $__________
(322) Nasdaq-100 Index.............................. $__________
(325) Science & Technology.......................... $__________
(324) Small Cap Index............................... $__________
(323) Stock Index................................... $__________

Van Kampen Life Investment Trust
(355) Growth and Income............................. $__________

Vanguard Variable Insurance Fund
(353) High Yield Bond............................... $__________
(354) REIT Index.................................... $__________
Other:.............................................. $__________

______ INITIAL HERE TO REVOKE DCA ELECTION.

[_] AUTOMATIC REBALANCING

($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option.

Note: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

See investment option restrictions in Box 3 above.

7. Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually

       (Division Name or Number)              (Division Name or Number)
       -------------------------              -------------------------

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

 _________% : _______________________   _________% : _______________________

____________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION FOR TRANSACTIONS

Complete this section if you are applying for or revoking current telephone or e-service privileges.

8. I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.

Initial the designation you prefer:

______ Policy Owner(s) only -- If Joint Owners, either one acting independently.

______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

   ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

   ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE

Use this section to correct the age of any person covered under this policy. Proof of the correct date of birth must accompany this request.

9. Name of Insured for whom this correction is submitted: ____________________

Correct DOB: ______/______/______

[_] TRANSFER OF ACCUMULATED VALUES

Use this section if you want to move money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the AGL Declared Fixed Interest Account to a Variable Division may only be made within the 60 days after a contract anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any division to drop below $500, AGL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

See investment option restrictions in Box 3 above.

10.

                                       (Division Name or Number)     (Division Name or Number)
                                       -------------------------     -------------------------

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

Transfer $______ or ______% from         _____________________   to   _____________________.

[_] REQUEST FOR PARTIAL SURRENDER/POLICY LOAN

Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service Request in addition to this section.


11. ______ I request a partial surrender of $______ or ______% of the net cash surrender value.

______ I request a loan in the amount of $______.

______ I request the maximum loan amount available from my policy.

Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_] NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

12. The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

Check one: ______ I do want income tax withheld from this distribution.

           ______ I do not want income tax withheld from this distribution.

If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/SIGNATURE

Complete this section for ALL requests.

13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Dated at __________________ this __________ day of ________________, ________.
       (City, State)


X                                     X
------------------------------------  -----------------------------------
SIGNATURE OF OWNER                    SIGNATURE OF WITNESS


X                                     X
------------------------------------  -----------------------------------
SIGNATURE OF JOINT OWNER              SIGNATURE OF WITNESS



X                                     X
------------------------------------  -----------------------------------
SIGNATURE OF ASSIGNEE                 SIGNATURE OF WITNESS